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EXHIBIT 5
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                         [PETROCORP LOGO APPEARS HERE]

          COMMON STOCK                   THIS CERTIFICATE IS TRANSFERABLE           CUSIP 71645N 10 1
     INCORPORATED UNDER THE                     IN NEW YORK, NY OR                   SEE REVERSE FOR
    LAWS OF THE STATE OF TEXAS                     CHARLOTTE, NC                    CERTAIN DEFINITIONS



THIS CERTIFIES THAT




is the owner of


                   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE
                                             OF $0.01 PER SHARE OF
                                            PETROCORP INCORPORATED
transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
   WITNESS the facsimile seal of the Corporation and signatures of its duly authorized officers.


Dated:                                            AUTHORIZED SIGNATURE


          /s/ Craig K. Townsend                       [SEAL]                    /s/ W. Neil McBean
                      Secretary                                        President and Chief Executive Officer



                                                          COUNTERSIGNED AND REGISTERED:
                                                               FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                                                                    (CHARLOTTE, NORTH CAROLINA)

                                                                                             TRANSFER AGENT
                                                                                             AND REGISTRAR

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                            PETROCORP INCORPORATED

     Full statements of all of the designations, preferences, limitations and relative rights of the shares of each class of stock of the Corporation, the variations in the relative rights and preferences of the shares of each series of each class of stock to the extent the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the designations, preferences, limitations and relative rights of subsequent series thereof, and of the denial of the preemptive rights of shareholders to acquire additional, unissued or treasury shares of the Corporation, or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares, are set forth in the Articles of Incorporation of the Corporation, which are on file in the Office of the Secretary of State of Texas, copies of which may be obtained without charge on request to the Corporation at its principal place of business or registered office.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM  -- as tenants in common       UNIF GIFT MIN ACT......Custodian........
TEN ENT  -- as tenants by the entireties                (Cust)          (Minor)
JT TEN   -- as joint tenants with right           under Uniform Gifts to Minors
            of survivorship and not as            Act..........................
            tenants in common                                (State)

    Additional abbreviations may also be used though not in the above list.

  For value received,...................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
--------------------------------------..........................................

 ................................................................................

 ................................................................................

 ................................................................................

 ..........................................................................Shares
of the Common Stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint..........................................................

 ................................................................................
Attorney to transfer the said shares on the books of the within-named Corporation, with full power of substitution.

Dated.......................

                                          -------------------------------------
                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                          CORRESPOND WITH THE NAME AS WRITTEN
                                          UPON THE FACE OF THE CERTIFICATE IN
                                          EVERY PARTICULAR, WITHOUT ALTERATION
                                          OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                  SIGNATURE(S) GUARANTEED:
                                          -------------------------------------
                                          THE SIGNATURE(S) SHOULD BE GUARANTEED
                                          BY AN ELIGIBLE GUARANTOR INSTITUTION
                                          (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                          ASSOCIATIONS AND CREDIT UNIONS WITH
                                          MEMBERSHIP IN AN APPROVED SIGNATURE
                                          GUARANTEE MEDALLION PROGRAM), PURSUANT
                                          TO S.E.C. RULE 17Ad-T5



   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A
   CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.